PHOENIX-ENGEMANN FUNDS

      Supplement dated February 6, 2002 to Prospectus dated March 15, 2001, as supplemented April 17, 2001 and June 27, 2001



         The first paragraph under the heading "Portfolio Management" on page 24 of the prospectus is replaced with the following:

         Roger Engemann and Gretchen Lash oversee the research and portfolio management function at Engemann. The portfolio managers named below are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Engemann has been President of Engemann since its inception; he earned the right to use the Chartered Financial Analyst designation in 1972. Ms. Lash is the Chief Investment Officer for Engemann. Before joining Engemann in October 2001, Ms. Lash was a principal and portfolio manager for William Blair & Co., where she oversaw approximately $1 billion in large-cap growth institutional accounts, managed accounts and mutual funds. Ms. Lash is a regular panelist on PBS television's Wall $treet Week with Louis Rudeyser.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 2011/PMLash (2/02)